UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 13, 2008

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28481	86-0891931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002

(Address of principal executive offices)

(+86) 378-292-5211

 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01. REGULATION FD DISCLOSURE.

On November 13, 2008, China Valves Technology, Inc. (the “Company”) issued a press release announcing third quarter 2008 earnings. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01.   REGULATION FD DISCLOSURE.

Information contained under Item 2.02 above is hereby incorporated by reference in its entirety.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

          (d)       Exhibits.

99.1	Press release dated November 13, 2008

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VALVES
TECHNOLOGY, INC.

Date: November 13, 2008	/s/ Jing Chen
Jing Chen
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press release dated November 13, 2008